United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 22, 2012

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000 www.mgeenergy.com	39-2040501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

MGE Energy's Annual Meeting of Shareholders was held on May 22, 2012, in Middleton, Wisconsin. The final results of voting on each of the matters submitted to a vote of security holders during MGE Energy's annual meeting of shareholders were as follows:

1.

Election of two Class II Directors with terms of office expiring at the 2015 annual meeting of shareholders.

	For Votes	Withhold Votes	Shares Not Voted
John R. Nevin	15,288,711	400,418	7,424,509
Gary J. Wolter	15,240,049	449,080	7,424,509

No votes were cast for any other nominee. The directors continuing in office are:

Class I Directors Term Expires in 2014	Class III Directors Term Expires in 2013
Londa J. Dewey	Mark D. Bugher
Regina M. Millner	F. Curtis Hastings
Thomas R. Stolper	James L. Possin

2.

Ratification of selection of PricewaterhouseCoopers LLP to serve as MGE Energy's independent registered public accounting firm.

For	Against	Abstained	Shares Not Voted
19,147,289	131,810	195,084	3,639,455

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.
(Registrant)

Date: May 24, 2012	/s/ Jeffrey C. Newman
Jeffrey C. Newman Vice President, Chief Financial Officer, Secretary and Treasurer

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